Eagle Growth & Income Fund
SUMMARY PROSPECTUS | 3.1.2015

Class A HRCVX	Class C HIGCX	Class I HIGJX	Class R-3 HIGRX	Class R-5 HIGSX	Class R-6 HIGUX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the fund online at http://www.eagleasset.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an email to EagleFundServices@eagleasset.com. The fund’s Prospectus and SAI, both dated March 1, 2015, are incorporated by reference into this Summary Prospectus.
Investment objective | The Eagle Growth & Income Fund (“Growth & Income Fund” or the “fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Growth & Income Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 35 of the fund’s Prospectus and on page 27 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	0.30%	0.32%	0.30%	0.43%	0.29%	0.19%
Total Annual Fund Operating Expenses	1.02%	1.79%	0.77%	1.40%	0.76%	0.66%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$574	$784	$1,011	$1,664
Class C	$282	$563	$970	$2,105
Class I	$79	$246	$428	$954
Class R-3	$143	$443	$766	$1,680
Class R-5	$78	$243	$422	$942
Class R-6	$67	$211	$368	$822

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Growth & Income Fund seeks to achieve its objective by investing primarily in domestic equity securities (predominantly common stocks) that the portfolio managers believe are high-quality, financially strong companies that pay above-market dividends, have cash resources (i.e. free cash flow) and a history of raising dividends. The portfolio managers select companies based in part upon their belief that those companies have the following characteristics: (1) yield or dividend growth at or above the S&P 500 Index; (2) potential for growth; and (3) stock price below its estimated intrinsic value. The fund generally sells securities when their price appreciations reach or exceed sustainable levels, a company’s fundamentals deteriorate, or a more attractive investment opportunity develops. Equity securities purchased by the fund typically include common stocks, convertible securities, preferred stocks, and real estate investment trusts (“REITs”). In addition, the fund generally invests in mid- and large-capitalization companies that are diversified across different industries and sectors. From time to time, the fund’s portfolio may include the stocks of fewer companies than other diversified funds.
The fund also may own a variety of other securities that, in the opinion of the fund’s portfolio managers, offer prospects for meeting the fund’s investment goals. These securities include equity securities of companies economically tied to countries outside of the U.S.
Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies
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Eagle Growth & Income Fund
SUMMARY PROSPECTUS | 3.1.2015

that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks:
•
Equity securities are subject to stock market risk. In addition, common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Convertible securities also are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values;

•	Focused holdings risk is the risk of a fund holding a core portfolio of stocks of fewer companies than other diversified funds;
•
Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•
Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, and more volatile performance, compared to larger, more established companies;

•
Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment; and

•	Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period (Class A shares):
	Return	Quarter Ended
Best Quarter	23.28%	June 30, 2009
Worst Quarter	(14.03)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the periods ended December 31, 2014):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A – Before Taxes	12/15/1986	4.57%	11.88%	8.47%
After Taxes on Distributions		3.95%	11.12%	7.25%
After Taxes on Distributions and Sale of Fund Shares		3.08%	9.52%	6.62%
Class C – Before Taxes	4/3/1995	8.92%	12.16%	8.18%
Class I – Before Taxes	3/18/2009	10.02%	13.34%		19.12%
Class R-3 – Before Taxes	9/30/2009	9.30%	12.64%		12.57%
Class R-5 – Before Taxes	12/28/2009	10.08%	13.33%		13.18%
Class R-6 – Before Taxes	8/15/2011	10.18%			17.41%

Index (reflects no deduction for fees, expenses or taxes)
	1-yr	5-yr	10-yr	Lifetime
S&P 500® Index (Lifetime period is measured from the inception date of Class I shares)	13.69%	15.45%	7.67%	20.33%

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Eagle Growth & Income Fund
SUMMARY PROSPECTUS | 3.1.2015

To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary.
Investment Adviser | Eagle Asset Management, Inc. is the fund’s investment adviser.
Portfolio Managers | Edmund Cowart, CFA®, David Blount, CFA®, CPA, John Pandtle, CFA®, Jeff Vancavage, CFA®, and Harald Hvideberg, CFA® are Co-Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Cowart, Blount and Pandtle have been Co-Portfolio Managers of the fund since 2011. Mr. Vancavage has served as the fund’s Co-Portfolio Manager since 2013. Mr. Hvideberg has served as the fund’s Co-Portfolio Manager since August 2014.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan, nonqualified deferred compensation plan, or certain voluntary employee benefit association and post-retirement benefit plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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